Subsequent Events	6 Months Ended
Sep. 30, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 18 – SUBSEQUENT EVENTS

On December 14, 2023, the Company entered into a Real Estate Sales Agreement with a third party (the “Buyer”). Pursuant to the agreement, the Company will sell its head office in Japan including the building and land with a net book value of approximately ¥307.7 million (approximately $2.1 million) to the Buyer for a total consideration of ¥430.0 million (approximately $2.9 million). As of the date of the report, the Company has received the purchase deposit of ¥9.0 million (approximately $60,000), the final payment and the transfer of the legal title of the properties is expected to be completed by January 30, 2024.

These unaudited condensed consolidated financial statements were approved by management and available for issuance on December 22, 2023, and the Company has evaluated subsequent events through this date. The Company did not identify any subsequent events except those disclosed above that would have required adjustment or disclosure in the financial statements.